UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 9, 2023

Quantum Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-13449	94-2665054
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

224 Airport Parkway, Suite 550 San Jose, CA	95110
(Address of principal executive offices)	(Zip Code)

(408) 944-4000

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	QMCO	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).                     Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective on November 9, 2023, Quantum Corporation (the “Company”) appointed Henk Jan Spanjaard to serve as the Company’s Chief Revenue Officer. Mr. Spanjaard has served as the Company’s Vice President, EMEA Sales since July 2020. Prior to that, he held several technology sales leadership roles, including at DriveScale, A10 Networks, Inflobox and NetApp.

On November 9, 2023, John Hurley, the Company’s Chief Revenue Officer, and the Company mutually and amicably agreed that Mr. Hurley will separate from the Company, with Mr. Hurley’s last day expected to be December 1, 2023.

Item 7.01	Regulation FD Disclosure.

On November 16, 2023, the Company announced the transition described in Item 5.02 above. A copy of the announcement is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information in this Item 7.01, including Exhibit 99.1 hereto, shall not be incorporated by reference into any filing of the Company under the Securities Act of 1933 or the Securities Exchange Act of 1934 (the “Exchange Act”), whether made before or after the date hereof, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference in such filing. Furthermore, the information in this Item 7.01, including Exhibit 99.1 hereto, shall not be deemed to be “filed” for purposes of Section 18 of the Exchange Act, or otherwise be subject to the liabilities of that section.

Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Description

99.1	Announcement dated November 16, 2023.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 16, 2023	QUANTUM CORPORATION

	By:	/s/ Brian E. Cabrera
	Name:	Brian E. Cabrera
	Title:	Senior Vice President, Chief Administrative Officer, and Corporate Secretary